Cash Flow	6 Months Ended
Jun. 30, 2018
Disclosure Of Cash Flow [Abstract]
Cash Flow

Notes to the Interim Financial Statements

CASH FLOW

Net cash generated from operating activities

Net cash generated from operating activities in the IFRS cash flows on page 25 includes the following items:

	6 months to		Year to
	30.6.18	30.6.17	31.12.17
		Revised	Revised
	£m	£m	£m

Profit from operations	4,438	2,574	6,412
Depreciation, amortisation and impairment	437	346	902
(Increase)/decrease in inventories	(582)	539	1,409
Increase in trade and other receivables	(78)	(151)	(732)
Increase in amounts receivable in respect of the Quebec Class Action	-	(130)	(130)
Increase/(decrease) in provision for MSA	719	-	(934)
Decrease in trade and other payables	(189)	(1,312)	(685)
Decrease in net retirement benefit liabilities	(77)	(36)	(131)
Decrease in provisions	(66)	(74)	(78)
Other non-cash items	68	32	86
Cash generated from operating activities	4,670	1,788	6,119
Dividends received from associates	1	465	903
Tax paid	(813)	(547)	(1,675)
Net cash generated from operating activities	3,858	1,706	5,347

Net cash generated from operating activities increased by £2,152 million due to the cash generated from operating activities by RAI in 2018, offsetting the reduction in dividends received from associates as this was predominantly RAI’s dividend to the Group in 2017. The increase in inventory in 2018 was predominantly related to the timing of leaf purchases and inventory movements in Australia, Russia and Bangladesh. The lower decrease in trade and other payables, compared to the six months ended 30 June 2017, was driven by a reduction in excise payable which is impacted by the timing of inventory movements in the supply chain. 2017 was also impacted by the final quarterly payments in relation to the Quebec Class Action.

Expenditure on research and development was approximately £112 million in the six months ended June 2018 (30 June 2017: £77 million) with a focus on products that could potentially reduce the risk associated with smoking conventional cigarettes.

Net cash used in investing activities

Net cash used in investing activities was largely in line with prior year at £285 million (30 June 2017: £297 million) and includes the purchase of treasury instruments in certain markets. 2017 included a number of acquisitions including Winnington Holdings AB in Sweden and certain assets from Must Have Limited in the UK, including the electronic cigarette brand ViP.

Included within investing activities is gross capital expenditure which includes purchases of property, plant and equipment and purchases of intangibles. This includes the investment in the Group’s global operational infrastructure (including, but not limited to, the manufacturing network, trade marketing and IT systems). In the six months ended June 2018, the Group invested £241 million, an increase of 14.8% on the prior year (30 June 2017: £210 million).

Notes to the Interim Financial Statements

Cash flow cont…

Net cash used in financing activities

Net cash used in financing activities was £4,493 million in the period ended 30 June 2018 (30 June 2017: £1,511 million). This was due to the reductions and repayment of borrowings, partly offset by proceeds from increases in and new borrowings, as the Group:

•	repaid a €0.4 billion bond (in March 2018) and three bonds totalling US$2.5 billion (in June 2018) at maturity;
•	repaid the £0.6 billion, that was drawn under the revolving credit facility, and £1.2 billion of commercial paper that were both outstanding at 31 December 2017; and
•	issued and repaid commercial paper with a net amount of £2.6 billion outstanding at 30 June 2018.

The Group also paid the two quarterly interim dividends in February (43.6p per share) and May (48.8p per share) to shareholders.